United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 8, 2006
                                                          -------------


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


                 0-10652                              94-2751350
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        (Commission File Number)          (IRS Employer Identification No.)


                    300 Park Marina Circle, Redding, CA 96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)      Appointment of Principal Officers

         Appointment of Kevin R. Watson as Principal Financial Officer and Principal Accounting Officer and Executive Officer and Summary of Principal Terms of Employment


Effective March 8, 2006, the Company hired Kevin R. Watson to serve as Chief Financial Officer and Principal Accounting Officer of North Valley Bancorp (the "Company") and its subsidiary banks, North Valley Bank and NVB Business Bank. The Board of Directors of the Company has appointed Mr. Watson as Executive Vice President and effective March 17, 2006, the Chief Financial Officer and Principal Accounting Officer of the Company for purposes of the reporting requirements under Section 16 of the 1934 Securities Exchange Act and Rule 16a-1(f) under the Act. SVP and Interim Chief Financial Officer Sharon Benson will remain an SVP and a part of the Accounting Department team. The initial base salary for Mr. Watson is $180,000 per year. Conditioned on approval of the Board of Directors at its April meeting, Mr. Watson will receive an Incentive Stock Option Grant for 10,000 shares of the Company's common stock and approval for Mr. Watson's participation in the North Valley Bancorp Executive Deferred Compensation Plan and the North Valley Bancorp Salary Continuation Plan. Mr. Watson has executed a one year renewable written Employment Agreement which is in the form as shown on the Company 10-Q filed November 9, 2005, with the Securities and Exchange Commission as Exhibit No. 99.91.

In addition, under the Employment Agreement Mr. Watson will also be eligible to receive the following benefits:

          o Group medical and dental insurance and group term life insurance and group disability insurance;

          o Participation in the Bank's profit sharing and 401(k) plans, for which he will be eligible pursuant to the terms of the Plans;

          o Four weeks paid vacation time per year, accrued on a pro-rata basis beginning the first day of the month following date of hire;

          o Flexible benefits plan (or "cafeteria plan"); automobile allowance and local club membership dues.

Mr. Watson, age 40, Chief Financial Officer, previously worked from January, 2004 through February, 2006 as Chief Financial Officer of Calnet Business Bank, and from April, 2001, was employed by California Independent Bancorp and Feather River State Bank, becoming their Chief Financial Officer. Mr. Watson is a graduate of California State University, Chico and received his Bachelor of Science Degree in Business Administration and his Master of Science Degree in Accounting.

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

Mr. Watson has no family relations with any other director or principal officer of the company.


On March 8, 2006, the Company issued a press release announcing Mr. Watson's appointment. A copy of the press release is attached to this Report as Exhibit 99.106.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

            Press release issued March 8, 2006, announcing Mr. Watson's appointment as Chief Financial Officer and Principal Accounting Officer of North Valley Bancorp.

(99.106)   News Release of North Valley Bancorp dated March 8, 2006
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTH VALLEY BANCORP
                                           (Registrant)

Dated:  March 8, 2006                      By: /s/ JAMES J. KIM
                                               ---------------------------------
                                               James J. Kim
                                               SVP / Controller

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